Acquisition of EMP - Schedule of Estimated Fair Values of the Assets Acquired and Liabilities Assumed (Detail) € in Millions, $ in Millions	Oct. 10, 2018 USD ($)	Oct. 10, 2018 EUR (€)	Dec. 31, 2019 USD ($)	Sep. 30, 2019 USD ($)	Sep. 30, 2018 USD ($)	Sep. 30, 2017 USD ($)
Fair value of assets acquired and liabilities assumed
Goodwill recorded			$ 1,768	$ 1,761	$ 1,692	$ 1,685
EMP
Business Acquisition [Line Items]
Foreign Currency Rate at October 10, 2018	1.15
Purchase Price	$ 180	€ 155
Working Capital | €		10
Final Purchase Price	190	€ 165
Fair value of assets acquired and liabilities assumed
Cash and equivalents	7
Accounts receivable, net	3
Inventories	37
Other current assets	5
Property plant and equipment	32
Intangible assets	81
Accounts payable	(18)
Other current liabilities	(11)
Deferred revenue	(7)
Deferred tax liabilities	(25)
Other noncurrent liabilities	(3)
Fair value of assets acquired and liabilities assumed	101
Goodwill recorded	89
Total purchase price allocated	$ 190